Number                                                             Shares

                                  COMMON STOCK


                           HARRIS & HARRIS GROUP, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                           SEE REVERSE FOR CERTAIN DEFINITIONS
                                                             CUSIP 413833 10 4



         THIS CERTIFIES THAT





         IS THE OWNER OF



         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) PER SHARE OF


         HARRIS & HARRIS GROUP, INC transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and any lawful amendment thereto.

         This Certificate is not valid until countersigned by the Transfer
Agent.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


[SEAL]

       DATED:

       COUNTERSIGNED:
                           THE BANK OF NEW YORK, NEW YORK

       BY                  TRANSFER AGENT



         AUTHORIZED SIGNATURE          SECRETARY                  PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM  -   as tenants in common                UNIF GIFT MIN ACT--........Custodian.......
         TEN ENT  -   as tenants by the entireties        (Cust)                              (Minor)
         JT TEN   -   as joint tenants with right                       under Uniform Gifts to Minors
                      of survivorship and not as                     Act.............................
                      tenants in common                                     (State)


         Additional abbreviations may also be used though not in the above list.



For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________


_______________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee


__________________________________________Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint

__________________________________________Attorney to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated__________________


                                   X___________________________________________


                                   X___________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND THE SAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.